                                                                                                      Exhibit 10.24

THIS  NOTE HAS NOT BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS  AMENDED  (THE  “SECURITIES  ACT”) OR
APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD,  TRANSFERRED OR OTHERWISE  DISPOSED OF UNLESS A REGISTRATION
STATEMENT UNDER THE SECURITIES ACT WITH RESPECT THIS NOTE HAS BECOME  EFFECTIVE AND ANY APPLICABLE  REQUIREMENTS OF
STATE  SECURITIES  LAWS ARE MET,  OR UNLESS THE HOLDER  ESTABLISHES  TO THE  SATISFACTION  OF THE  COMPANY  THAT AN
EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                            12% SECURED PROMISSORY NOTE

$_100,000.00                                                                                         April __, 2005

         FOR VALUE RECEIVED,  the adequacy of which is hereby acknowledged,  the undersigned,  ELCOM INTERNATIONAL,
INC., a Delaware  corporation (the “Company”),  whose principal  address is 10 Oceana Way,  Norwood,  Massachusetts
02062, promises to pay to [_______________],  an individual  (“Holder”),  the principal sum of ONE HUNDRED THOUSAND
DOLLARS ($ 100,000.00),  plus the aggregate  outstanding  principal  amount of any other advances,  if any, made by
Holder to  Company  hereunder,  all as and to the  extent  set  forth on the grid  attached  hereto  as  Schedule A
(collectively, the “Advances”), with interest payable as set forth herein.

1.       Payments.

(a)      Principal and  Interest.  The  principal  amount of this Note shall be due and payable in one  installment on the  seventh  anniversary  of the date of this Note (the  “Maturity  Date”).  Interest  on the unpaid  principal amount of this Note shall accrue at the rate of Twelve  Percent  (12.00%) per annum to be  compounded  monthly,  at the end of each month and shall be computed on the basis of a 30-day  month and the actual  number of days  elapsed during which the  principal  amount of this Note, or any part thereof,  remains  unpaid,  but in no event shall the interest  hereunder  accrue at a rate higher than  Nineteen and One Half Percent  (19.50%) per annum  (inclusive of any  expenses or other fees  payable to Holder  hereunder),  and shall be due and payable on a quarterly  basis (in arrears),  commencing on July 1, 2005,  and on the Maturity  Date, or upon the Holder’s  exercise of the Put Option pursuant to Section 3.

(b)      Payment.  All  payments  of  principal  and  interest  on this Note  shall be made in cash by  check.  Any
payments   of   principal    and   interest   on   this   Note   shall   be   delivered   to    [_________________,
_________________________]  or such other place in the United  States of America as Holder  shall  designate to the
Company in writing.  If any payment of principal  or interest on this Note shall  become due on a Saturday,  Sunday or a bank or legal holiday under the laws of the Commonwealth of  Massachusetts,  such payment shall be made on the next  succeeding  business day and such extension of time shall be taken into account in calculating  the amount of interest payable under this Note.

(c)      Prepayment.  The Company may not prepay any portion of the  outstanding  principal  amount under this Note or any interest accrued on the principal amount which is unpaid.

(d)      Cancellation.  After all  principal  and  accrued  interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and will not be reissued.

2.       Events of  Default.  The  then-outstanding  principal  and accrued  interest  on this Note  shall,  at the option of the  Holder,  become due and  payable  without  notice or demand,  upon the  happening  of any one of the following specified events:

(a)      the making of a general assignment for the benefit of creditors by the Company;

(b)      the voluntary  filing of any petition or the  commencement of any proceeding by the Company for any relief under any  bankruptcy  or  insolvency  laws,  or any laws  relating  to the  relief  of  debtors, readjustment of indebtedness, reorganizations, compositions, or extensions; or

(c)      the involuntary  filing of any petition or the commencement of any proceeding  against the Company for any relief under any  bankruptcy or  insolvency  laws, or any laws relating to the relief of debtors, readjustment of indebtedness,  reorganizations,  compositions, or extensions, which proceeding is not dismissed within 30 days.

3.       Put Option of Holder.  At any time after the date of this Note,  Holder may  require the Company to prepay immediately  all, but not less than all, of the  principal  and accrued  interest  owed on this Note,  plus the Put
Premium (as defined in Section 3(a)) (the “Put Option”).

(a)      Notice  and  Exercise.  Holder  may  exercise  the Put  Option by  delivering  notice of  exercise  to the
Company.  Upon the delivery of such notice,  an agreement to prepay  immediately all, but not less than all, of the principal  and  accrued  interest  owed on this Note,  plus the Put  Premium  shall be deemed to have been  created between the Company and Holder.  For  purposes of Section 3, the “Put  Premium”  shall mean an amount  equal to the difference of (i) the amount equal to interest  accruing on the aggregate  principal owed on this Note at a rate of
Nineteen  and One Half  percent  (19.5%)  per annum from the date  hereof to the time  immediately  prior to Holder exercising  the Put Option  (inclusive  of any expenses or other fees payable to Holder  hereunder)  less  (ii) the amount of all of the accrued  interest owed or paid on this Note  immediately  prior to Holder  exercising  the Put
Option.

(b)      Payment.  Upon  exercise  of the Put  Option,  the  Company  shall pay all,  but not less than all, of the principal and accrued  interest  owed on this Note,  plus the Put Premium in cash by check to the address of Holder set forth in Section 1(b).

4.       Security.  This  Note is  secured  pursuant  to that  certain  Security  Agreement,  dated  as of the date hereof, among the Company and each of the holders named therein (the “Security  Agreement”),  pursuant to which the
Agent,  and its  successors  and assigns,  has been  appointed  Collateral  Agent for  perfection  and  enforcement purposes, which Security Agreement is incorporated herein by reference as if fully set forth herein.

5.       Expenses of Collection.  The Company agrees to pay Holder’s  reasonable  costs in collecting and enforcing this Note, including reasonable attorney“s fees.

6.       Waiver by Holder.  No waiver of any  obligation of the Company  under this Note shall be effective  unless it is in a writing  signed by Holder.  A waiver by Holder of any right or remedy  under  this Note on any  occasion shall not be a bar to  exercise  of the same right or remedy on any  subsequent  occasion  or of any other right or remedy at any time.

7.       Notice.  Any notice  required or permitted under this Note shall be in writing and shall be deemed to have been given on the date of delivery,  if personally  delivered to the party to whom notice is to be given, or on the fifth business day after mailing,  if mailed to the party to whom notice is to be given, by certified mail,  return receipt requested, postage prepaid, and addressed as follows:

         if to the Company, to
         Elcom International, Inc.
         10 Oceana Way
         Norwood, Massachusetts, 02062
         Attn:  President

         if to the Holder, to
         [________________
         ________________
         ________________]

8.       Waiver by Company.  The Company  hereby  expressly  waives  presentment,  demand,  and protest,  notice of demand,  dishonor and nonpayment of this Note, and all other notices or demands of any kind in connection  with the delivery, acceptance, performance, default or enforcement hereof.

9.       Severability.  If any one or more of the  provisions  of this  Note  shall  for any  reason  be held to be invalid,  illegal or unenforceable,  in whole or in part or in any respect, or if any one or more of the provisions of this Note operate or would  prospectively  operate to  invalidate  this Note,  then and in any such event,  such provision(s)  only  shall be deemed  null and void and shall not affect  any other  provision  of this Note and the remaining  provisions  of this Note  shall  remain  operative  and in full  force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

10.      Governing  Law. This Note shall be governed by and  construed and enforced in accordance  with the laws of the Commonwealth of Massachusetts, exclusive of its conflict of law and choice of law provisions.

11.      MAKER  HEREBY  IRREVOCABLY  WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,  PROCEEDING  OR  COUNTERCLAIM
ARISING OUT OF OR RELATING TO THIS BRIDGE NOTE,  ANY DOCUMENT OR INSTRUMENT  EXECUTED IN CONNECTION  THEREWITH,  OR
ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

         IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.

                                                     ELCOM INTERNATIONAL, INC.

                                                     _________________________________
                                                     By:  John E. Halnen
                                                     Its:  President and Chief Operating Officer